EXHIBIT (I)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 16 to the Registration Statement of Eaton Vance Municipals Trust II (1933 Act File No. 33-71320) of my opinion dated March 31, 1999, which was filed as Exhibit (i) to Post-Effective Amendment No. 12.


                                  /s/ Maureen A. Gemma
                                  -----------------------------
                                  Maureen A. Gemma, Esq.


May 24, 2001
Boston, Massachusetts